EXHIBIT 99.1

RESOURCES, LLC                                P.O. Box 252 Flora Vista, NM 87415
 S                                                                  505-330-3523
  M                                                  Postmaster@rsmresources.com

                                              Oil and Gas Consulting
                                              Project Management  Expert Witness


March 22, 2014

Mr. George Harris Hinto Energy, Inc.
5350 South Roslyn Road
Greenwood Village, CO 80111


RE: Update to Reserve Study, Non-escalation cases
    Cisco Field, Utah

Dear Mr. Harris:

Enclosed are the additional update runs for Cisco Field, effective December 31, 2013. I used decline rates from two previous reports provided by Max Sommer and yourself. I used current oil and gas pricing for both the PDP and PUD scenarios. Operating costs are estimated based upon my meeting with Max and discussion with Edward Scartazenia. Investment levels are possibly high for the work anticipated in the PUD scenario. To mirror and accurately update the previous report I did not include any additional investment under the PDP scenario. Oil and gas that is producing and shut in have been joined into the PDP category.


The values are:

                                                                Undiscounted
 Category                    Net oil (bbl)  Net Gas (mmcf)   Future Revenue ($M)
--------------------------   -------------  --------------   -------------------
Proved developed Producing      23,127           20.8         $944,808

Proved Undeveloped             313,348          282.013       $23,672.881


Methodology employed was to carry forward existing production rates as reported by Hinto Energy, Inc. Historic decline rates and a match was generated with previous reserve/production data to minimize time but allow for a snapshot that is representative of the situation in the field. This report version (no escalation to product price and expense) is more appropriate to SEC reporting standards. The reserved definitions are as defined by the Society of Petroleum Engineers. No effort has been made to generate individual well decline curves, or to generate volumetric reserve estimates. I understand that this report is for internal use and may be used for SEC reporting.

Page 2                                                            March 22, 2014



There are numerous uncertainties in estimating quantities of reserves and projecting future rates of production and timing of development expenditures. The reserve data set forth in this report are estimates only and may change as additional data becomes available. The base assumptions used for the economic models shown are displayed in the attachments.


/s/ Richard K. Dembowski, P.E.
    President

Attachments:

     1    - PDP Economics and Reserve Projection (non-escalated)
     2    - PDP Assumptions (non-escalated)
     3    - PUD Economic and Reserve Projection (non-escalated)
     4    - PUD Assumptions (non-escalated)

ATTACHMENT # 1

                                               RESERVES AND ECONOMICS


Cisco PDP                                                                            Various
Cisco                                                                                PDP SEC
Grand, Utah
Hinto Energy                                                                         As of Date:   12/31/2013

-------------------------------------------------------------------------------------------------------------------
                                    Gross Production             Net Production           Prices
                               ------------------------------------------------------------------------------------
No.       Year       No. Wells  Oil (MBbl)   Gas (MMSCf)    Oil (MBbl)    Gas (MMSCf)  Oil ($/Bbl)    Gas (M$)
===================================================================================================================

        1       2014         6         1.324        1.191          1.158         1.042        85.00          3.50
        2       2015         6         1.284        1.156          1.124         1.011        85.00          3.50
        3       2016         6         1.246        1.121          1.090         0.981        85.00          3.50
        4       2017         6         1.208        1.087          1.057         0.951        85.00          3.50
        5       2018         6         1.172        1.055          1.025         0.923        85.00          3.50
        6       2019         6         1.137        1.023          0.995         0.895        85.00          3.50
        7       2020         6         1.103        0.992          0.965         0.868        85.00          3.50
        8       2021         6         1.070        0.963          0.936         0.842        85.00          3.50
        9       2022         6         1.037        0.934          0.908         0.817        85.00          3.50
       10       2023         6         1.006        0.906          0.881         0.792        85.00          3.50
       11       2024         6         0.976        0.879          0.854         0.769        85.00          3.50
       12       2025         6         0.947        0.852          0.829         0.746        85.00          3.50
       13       2026         6         0.918        0.827          0.804         0.726        85.00          3.50
       14       2027         6         0.891        0.802          0.780         0.702        85.00          3.50
       15       2028         6         0.864        0.778          0.756         0.681        85.00          3.50
       16       2029         6         0.838        0.754          0.733          0.66        85.00          3.50
       17       2030         6          8.13        0.732          0.711          0.64        85.00          3.50
       18       2031         6         0.789        0.710          0.690         0.621        85.00          3.50
       19       2032         6         0.765        0.689          0.669         0.602        85.00          3.50
       20       2033         6         0.742        0.668          0.649         0.584        85.00          3.50
       21       2034         6          0.72        0.648          0.630         0.567        85.00          3.50
       22       2035         6         0.698        0.628          0.611          0.55        85.00          3.50
       23       2036         6         0.677        0.610          0.593         0.533        85.00          3.50
       24       2037         6         0.657        0.591          0.575         0.517        85.00          3.50
       25       2038         6         0.637        0.574          0.558         0.502        85.00          3.50
       26       2039         6         0.618        0.556          0.541         0.487        85.00          3.50
       27       2040         6         0.600        0.540          0.525         0.472        85.00          3.50
       28       2041         6         0.582        0.523          0.509         0.458        85.00          3.50
       29       2042         6         0.564        0.508          0.494         0.444        85.00          3.50
       30       2043         6         0.547        0.493          0.479         0.431        85.00          3.50
===================================================================================================================
Total                                 26.430       23.787         23.127        20.814
Cum.                                 250.000       25.000
Ult.                                 276.430       48.787
-------------------------------------------------------------------------------------------------------------------   Continued...



Net Present Value @10% - M$                                       410.98               Working Interest - fraction      1.000000
Remaining Prd. Life - Yrs                                          29.94               NRI - Oil, fraction              0.875000
Rate of Return, %                                    >100                              NRI - Gas, fraction              0.875000
Lease Operating Exp. - $/Month                                     2,500
Average Oil price - $/Bbl                                          85.90               Oil Sev. Tax - % or $/Bbl          4.6000
Average Gas Price - $/Mscf                                          3.50               Gas Sev. Tax - % or $/Mscf         4.6000
Economic Limit - Bbls/Month                                        45.00               Ad Valorem Tax - %                 5.0000

                                                               1 of 2

------------------------------------------------------------------------------------------------------------------------------------
   Net Operating Revenue                         Net                                  Net             Cum.            Cum. CF
------------------------------------------------------------------------------------------------------------------------------------
 Oil ($/Bbl)     Gas (M$)     Total (M$)      OPEX (M$)    CAPEX (M$)    Taxes (M$)   Cash Flow (M$)   Cashflow (M$)  Disc. @10% (M$
====================================================================================================================================

         98.45         3.65         102.102        30.000         0.000         9.802          62.300          62.300         56.636
         95.50         3.54          99.038        30.000         0.000         9.508          59.531         121.831        105.835
         92.63         3.43          96.067        30.000         0.000         9.222          56.845         178.675        148.544
         89.86         3.33          93.185        30.000         0.000         8.946          54.240         232.915        185.590
         87.16         3.23          90.390        30.000         0.000         8.677          51.712         284.627        217.699
         84.54         3.13          87.678        30.000         0.000         8.417          49.261         333.888        245.506
         82.01         3.04          85.048        30.000         0.000         8.165          46.883         380.771        269.564
         79.55         2.95          82.496        30.000         0.000          7.92          44.577         425.348        290.360
         77.16         2.86          80.021        30.000         0.000         7.682          42.339         467.687        308.316
         74.85         2.77          77.621        30.000         0.000         7.452          40.169         507.857        323.803
         72.60         2.69          75.292        30.000         0.000         7.228          38.064         545.921        337.144
         70.42         2.61          73.033        30.000         0.000         7.011          36.022         581.943        348.622
         68.31         2.53          70.842        30.000         0.000         6.801          34.042         615.984        358.482
         66.26         2.46          68.717        30.000         0.000         6.597          32.120         648.105        366.940
         64.27         2.38          66.656        30.000         0.000         6.399          30.257         678.361        374.184
         62.35         2.31          64.656        30.000         0.000         6.207          28.449         706.810        380.375
         60.48         2.24          62.716        30.000         0.000         6.021          26.695         733.506        385.656
         58.66         2.17          60.835        30.000         0.000          5.84          24.995         758.500        390.152
         56.90         2.11           59.01        30.000         0.000         5.665          23.345         781.845        393.969
         55.19         2.05           57.24        30.000         0.000         5.495          21.744         803.590        397.201
         53.54         1.98          55.522        30.000         0.000          5.33          20.192         823.782        399.930
         51.93         1.92          53.857        30.000         0.000          5.17          18.686         842.468        402.225
         50.37         1.87          52.241        30.000         0.000         5.015          17.226         859.694        404.149
         48.86         1.81          50.674        30.000         0.000         4.865          15.809         875.503        405.754
         47.40         1.76          49.153        30.000         0.000         4.719          14.435         889.937        407.086
         45.98         1.70           47.68        30.000         0.000         4.577          13.102         903.039        408.186
         44.60         1.65           46.25        30.000         0.000          4.44          11.809         914.848        409.086
         43.26         1.60           44.86        30.000         0.000         4.307          10.554         925.402        409.818
         41.96         1.55           43.52        30.000         0.000         4.177           9.338         934.740        410.407
         40.70         1.51           42.21        28.089         0.000         4.052          10.068         944.808        410.984
====================================================================================================================================
      1,965.75        72.85       2,038.603       898.089         0.000       195.706         944.808


------------------------------------------------------------------------------------------------------------------------------------
                                             NPV Profile
                                            ----------------------------
                                             @%           NPV(M$)
                                                 10              410.98
                                                 20              251.27
                                                 30              179.69                               Case:                        1
                                                 40              139.65                               Run Date:            3/22/2014
                                                 50              114.15                               Run Time:             12:34 PM
                                                 60               96.51                               Date File:      Cisco
                                                 70               83.58
                                                 80               73.7


                                                               2 of 2

ATTACHMENT # 2

                             RESERVES AND ECONOMICS

Oil Well/Lease
--------------------------------------------------------------------------------

Well/ Lease Name       Cisco PDP              Case No:                        1
Field, Location:       Cisco                  LOE ($/Month):           5,000.00
County, State          Grand, Utah            Gas Sev. Tax:               4.600
Operator:              Hinto Energy           Oil Sev. Tax:               4.600
                                              Ad Val. Tax:                5.000
Formation, Depth:      Various                Oil Price ($/bbl):          85.00
Reserve Category:      PUD SEC                Gas Price ($/Mscf):          3.50
                                              GOR (Scf/Bbl):              900.0
Gross Investments:     $           Year       No. of Wells:                  10
                         1,250     2014       Oil Rate (Bbl/M):           5,000
                         1,250     2015       Dec/Y - (%):                 15.0
                                              Erate (Ebl/M):                150
Interests              Fraction               Cum. Oil (MBbl):            0.000
---------
Working Int.           1.000000               Cum. Gas (MMScf):           0.000
NRI - OIL              0.875000               Beg. Year:                   2014
NRI - Gas              0.875000               As of Date:            12/31/2013
Guess IRR              5.000000               File Name:                  Cisco

                        Please Page Down for Escalations
--------------------------------------------------------------------------------

Oil Well/Lease                                         Escalations
--------------------------------------------------------------------------------

                                                                     To
                                                        %          Year
Oil Price Escalation                       1         0.00          2025
                                           2         0.00          2035
                                           3         0.00          2045

Gas Price Escalation                       1         0.00          2025
                                           2         0.00          2035
                                           3         0.00          2045

OPEX Escalation                            1         0.00          2025
                                           2         0.00          2035
                                           3         0.00          2045

         Note: Economic Limit is not calcluated for Escalated Economics,
                  Please Specify ERATE in the Main Menue Above.

                            Please PgUp for Main Menu
--------------------------------------------------------------------------------

ATTACHMENT # 3

                                              RESERVES AND ECONOMICS


Cisco PDP                                                                             Various
Cisco                                                                                 PUD SEC
Grand, Utah
Hinto Energy                                                                          As of Date:   12/31/2013

------------------------------------------------------------------------------------------------------------------
                                    Gross Production             Net Production           Prices
                               -----------------------------------------------------------------------------------
No.       Year       No. Wells  Oil (MBbl)   Gas (MMSCf)    Oil (MBbl)    Gas (MMSCf)  Oil ($/Bbl)    Gas (M$)
==================================================================================================================

        1       2014        10        55.378       49.840         48.456        43.610        85.00          3.50
        2       2015        10        47.071       42.364         41.188        37.069        85.00          3.50
        3       2016        10        40.011       36.010         35.009        31.508        85.00          3.50
        4       2017        10        34.009       30.608         29.758        26.782        85.00          3.50
        5       2018        10        28.908       26.017         25.294        22.765        85.00          3.50
        6       2019        10        24.572       22.114          21.50        19.350        85.00          3.50
        7       2020        10        20.886       18.797         18.275        16.448        85.00          3.50
        8       2021        10        17.753       15.978         15.534        13.980        85.00          3.50
        9       2022        10        15.090       13.581         13.204        11.883        85.00          3.50
       10       2023        10        12.827       11.544         11.223        10.101        85.00          3.50
       11       2024        10        10.903        9.812          9.540         8.586        85.00          3.50
       12       2025        10         9.267        8.340          8.109         7.298        85.00          3.50
       13       2026        10         7.877        7.089          6.892         6.203        85.00          3.50
       14       2027        10         6.696        6.026          5.859         5.273        85.00          3.50
       15       2028        10         5.694        5.122          4.980         4.482        85.00          3.50
       16       2029        10         4.838        4.354          4.233         3.810        85.00          3.50
       17       2030        10         4.112        3.701          3.598         3.238        85.00          3.50
       18       2031        10         3.495        3.146          3.058         2.752        85.00          3.50
       19       2032        10         2.971        2.674          2.599         2.340        85.00          3.50
       20       2033        10         5.525        2.273          2.210         1.989        85.00          3.50
       21       2034        10         2.146        1.932          1.878         1.690        85.00          3.50
       22       2035        10         1.087        0.979          0.952         0.856        85.00          3.50
       23       2036        10         0.000        0.000          0.000         0.000        85.00          3.50
       24       2037        10         0.000        0.000          0.000         0.000        85.00          3.50
       25       2038        10         0.000        0.000          0.000         0.000        85.00          3.50
       26       2039        10         0.000        0.000          0.000         0.000        85.00          3.50
       27       2040        10         0.000        0.000          0.000         0.000        85.00          3.50
       28       2041        10         0.000        0.000          0.000         0.000        85.00          3.50
       29       2042        10         0.000        0.000          0.000         0.000        85.00          3.50
       30       2043        10         0.000        0.000          0.000         0.000        85.00          3.50
==================================================================================================================
Total                                358.112      322.301        313.348       282.013
Cum.                                   0.000        0.000
Ult.                                 358.112      322.301
------------------------------------------------------------------------------------------------------------------  Continued...



Net Present Value @10% - M$                                     14860.55               Working Interest - fraction   1.000000
Remaining Prd. Life - Yrs                                          21.58               NRI - Oil, fraction           0.875000
Rate of Return, %                                             #NUM!                    NRI - Gas, fraction           0.875000
Lease Operating Exp. - $/Month                                     5,000
Average Oil price - $/Bbl                                          85.00               Oil Sev. Tax - % or $/Bbl       4.6000
Average Gas Price - $/Mscf                                          3.50               Gas Sev. Tax - % or $/Mscf      4.6000
Economic Limit - Bbls/Month                                       150.00               Ad Valorem Tax - %              5.0000


                                                      1 of 2

------------------------------------------------------------------------------------------------------------------------------------
   Net Operating Revenue                           Net                                    Net              Cum.            Cum. CF
------------------------------------------------------------------------------------------------------------------------------------
 Oil ($/Bbl)   Gas (M$)     Total (M$)      OPEX (M$)    CAPEX (M$)    Taxes (M$)    Cash Flow (M$)   Cashflow (M$)  Disc. @10% (M$)
====================================================================================================================================
   4,118.75      152.64      4,271.387         60.000        1.250       410.053        3,800.084       3,800.084        3,454.622
   3,500.94      129.74      3,630.679         60.000        1.250       348.545        3,220.884       7,020.968        6,116.509
   2,975.80      110.28      3,086.077         60.000        0.000       296.263        2,729.814       9,750.781        8,167.459
   2,529.43       93.74      2,623.166         60.000        0.000       251.824        2,311.342      12,062.123        9,746.136
   2,150.01       79.68      2,229.691         60.000        0.000       214.050        1,955.640      14,017.764       10,960.435
   1,827.51       67.73      1,895.237         60.000        0.000       181.943        1,653.294      15,671.058       11,893.676
   1,553.38       57.57      1,610.952         60.000        0.000       154.651        1,396.300      17,067.358       12,610.199
   1,320.38       48.93      1,369.309         60.000        0.000       131.454        1,177.855      18,245.213       13,159.677
   1,122.32       41.59      1,163.912         60.000        0.000       111.736          992.177      19,237.390       13,580.457
     953.97       35.35        989.326         60.000        0.000        94.975          834.350      20,071.741       13,902.135
     810.88       30.05        840.927         60.000        0.000        80.729          700.198      20,771.938       14,147.551
     689.25       25.54        714.788         60.000        0.000        68.620          586.168      21,358.106       14,334.322
     585.86       21.71        607.570         60.000        0.000        58.327          489.243      21,847.349       14,476.038
     497.98       18.45        516.434         60.000        0.000        49.578          406.856      22,254.206       14,583.176
     423.28       15.69        438.969         60.000        0.000        42.141          336.828      22,591.034       14,663.810
     359.79       13.33        373.124         60.000        0.000        35.820          277.304      22,868.338       14,724.159
     305.82       11.33        317.155         60.000        0.000        30.447          226.708      23,095.046       14,769.012
     259.95        9.63        269.582         60.000        0.000        25.880          183.702      23,278.748       14,802.053
     220.96        8.19        229.145         60.000        0.000        21.998          147.147      23,425.895       14,826.112
     187.81        6.96        194.773         60.000        0.000        18.698          116.075      23,541.969       14,843.366
     159.64        5.92        165.557         60.000        0.000        15.893           89.663      23,631.633       14,855.482
      80.88        3.00         83.879         34.578        0.000         8.052           41.248      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
      0.000       0.000          0.000          0.000        0.000         0.000            0.000      23,672.881       14,860.550
===================================================================================================================================
  26,634.59      987.05     27,621.636      1,294.578        2.500      2651.677       23,672.881


-----------------------------------------------------------------------------------------------------------------------------------
                                               NPV Profile
                                              ------------------------------
                    1.000000                   @%            NPV(M$)
                    0.875000                        10            14,860.55
                    0.875000                        20            10,729.84
                                                    30             8,378.83                    Case:                          1
                      4.6000                        40             6,869.03                    Run Date:              3/22/2014
                      4.6000                        50             5,819.12                    Run Time:               12:37 PM
                      5.0000                        60             5,047.17                    Date File:                 Cisco
                                                    70             4,455.86
                                                    80             3,988.48

                                                               2 of 2

ATTACHMENT # 4

                             RESERVES AND ECONOMICS

Oil Well/Lease
--------------------------------------------------------------------------------

Well/ Lease Name       Cisco PDP            Case No:                       1
Field, Location:       Cisco                LOE ($/Month):          2,500.00
County, State          Grand, Utah          Gas Sev. Tax:              4.600
Operator:              Hinto Energy         Oil Sev. Tax:              4.600
                                            Ad Val. Tax:               5.000
Formation, Depth:      Various              Oil Price ($/bbl):         85.00
Reserve Category:      PUD SEC              Gas Price ($/Mscf):         3.50
                                            GOR (Scf/Bbl):             900.0
Gross Investments:     $      Year          No. of Wells:                  6
                          0   2014          Oil Rate (Bbl/M):            112
                          0   2015          Dec/Y - (%):                 3.0
                                            Erate (Ebl/M):                45
Interests              Fraction             Cum. Oil (MBbl):         250.000
---------
Working Int.           1.000000             Cum. Gas (MMScf):         25.000
NRI - OIL              0.875000             Beg. Year:                  2014
NRI - Gas              0.875000             As of Date:           12/31/2013
Guess IRR              1.000000             File Name:                 Cisco


                        Please Page Down for Escalations
--------------------------------------------------------------------------------

Oil Well/Lease                                   Escalations
--------------------------------------------------------------------------------

                                                                  To
                                                        %         Year
Oil Price Escalation                       1         0.00         2025
                                           2         0.00         2035
                                           3         0.00         2045

Gas Price Escalation                       1         0.00         2025
                                           2         0.00         2035
                                           3         0.00         2045

OPEX Escalation                            1         0.00         2025
                                           2         0.00         2035
                                           3         0.00         2045

         Note: Economic Limit is not calcluated for Escalated Economics,
                  Please Specify ERATE in the Main Menue Above.

                            Please PgUp for Main Menu
--------------------------------------------------------------------------------